Net fee and commission income	12 Months Ended
Dec. 31, 2024
Fee and commission income [abstract]
Net fee and commission income
21 Net fee and commission income

Net fee and commission income
in EUR million	2024	2023	2022
Fee and commission income
Payment Services	2,219	2,062	1,888
Securities business	734	584	632
Insurance and other broking	594	529	682
Portfolio management	699	625	600
Lending business	650	602	556
Financial guarantees and other commitments	454	459	496
Other fee and commission income	255	248	232
Total fee and commission income	5,604	5,109	5,085

Fee and commission expenses
Payment Services	756	704	600
Securities business	147	128	160
Distribution of products	475	480	555
Other fee and commission expenses	218	202	184
Total fee and commission expenses	1,596	1,514	1,499

Net fee and commission income	4,008	3,595	3,586
Payment services fees are earned for providing services for deposit accounts and cards, cash management and transaction processing including interchange. Securities fees and commissions are fees for securities brokerage and securities underwriting. Portfolio management fees include fees earned for asset management activities, fiduciary and related activities in which ING holds or invests assets on behalf of its customers. Fees and commissions from lending (syndication) business include income earned for lending advisory, origination, underwriting and loan commitments which are not part of the effective interest rate. Financial guarantees and other commitments fees and commissions are earned from bank guarantees, letters of credit and other trade finance related products, factoring and leasing. Fees paid for distribution of products are all fees paid for the distribution of ING’s products and services through external providers.
Reference is made to Note 30 'Segments' which includes net fee and commission income, as reported to the Executive Board and the Management Board Banking, disaggregated by line of business and by geographical segment.